KOHLBERG
CAPITAL CORPORATION
May 2007

Forward Looking Information
This presentation may include forward-looking statements. These forward-looking statements include comments with respect to our objectives and strategies, and the results of our operations and our business.
However, by their nature, these forward-looking statements involve numerous assumptions, uncertainties and opportunities, both general and specific. The risk exists that these statements may not be fulfilled. We caution readers of this presentation not to place undue reliance on these forward-looking statements as a number of factors could cause future company results to differ materially from these statements.
Forward-looking statements may be influenced in particular by factors such as fluctuations in interest rates and stock indices, the effects of competition in the areas in which we operate, and changes in economic, political, regulatory and technological conditions. We caution that the foregoing list is not exhaustive.
When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events.
Safe Harbor Statement – Private Securities Litigation Reform Act of 1995

Company Overview
Chris Lacovara
Chairman, Kohlberg Capital
Co-Managing Partner, Kohlberg & Co.

w
Internally managed structure
w
Inclusion of Katonah asset management business
w
Affiliation with Kohlberg & Co.
w
Currently $218M of first lien / second lien / mezzanine and equity
w
Average yield of Libor + 4.2%
w
CDO investments of $24M with an average yield of 14%
w
100% ownership of profitable Katonah asset management business
w
Q1 dividend at 7.7% (on IPO price); Q4 run-rate > 10%
w
No external management fees
w
20% insider ownership including Kohlberg & Co. principals
w
Compelling middle market opportunity
w
Multi-channel origination capabilities
w
Disciplined investment process with seasoned credit professionals
w
Seasoned management team with average industry tenure of 20+ years
w
Kohlberg & Co. participation on the Board and Investment Committee
Alignment of Interests
Dynamic Business
Model
Attractive Portfolio
Highly Experienced
Management Team
Innovative Strategy and
Platform
Overview – Investment Highlights

Middle Market Investments
w
Acquisition of $185M
portfolio for cash
w
Average yield: 8.5% to 9.5%
Internally managed - management, originations and credit staff are employed by the BDC or its wholly owned portfolio company, KDA
Kohlberg Capital
NASDAQ
“KCAP”
CDO Equity Investments
w
Initially acquired for stock
w
Approximate yield: 14.0%
Katonah Debt Advisors
w
Initially acquired for stock
w
Current annual cash flow
stream:  $6 million
Current
Valuation
($ millions)
$218
$24
$47
$289
IPO
Shares
14,462,000
1,258,000
2,226,333
Issued To
Public
Issued To
Kohlberg
Affiliates
17,943,333
Overview – Business Model

Kohlberg Capital’s debt and equity investments generate cash flow and increasing dividends to shareholders
Fully Ramped Asset Mix
ROA % 6%
ROE % 11%
Dividend Yield 10%
Overview – Business Model

Overlap between targeted assets of BDC and Katonah allows BDC to use its 30% allocation creatively outside of the middle market, minimizing cash
Kohlberg Capital
Middle Market
w
70% middle market
assets
w
Diversification
requirements
w
1st Lien Loans
w
2nd Lien Loans
w
Mezzanine
w
Private Equity
Katonah
Debt Advisors
Large Market Cap
w
CDOs (leveraged
funds)
w
Broadly Syndicated
Loans
w
High Yield Bonds
w
Management Fee
Income
“30% Bucket”
w
Broadly Syndicated 1st
and 2nd Lien Loans
w
High Yield Bonds
w
CDO Mezzanine and
Equity
Origination and credit resources common to both
Overview – Strategy and Platform

Katonah Debt Advisors
“KDA”
w
100% Owned Asset
Management Company
w
Currently $1.7B AUM
w
Current run rate income $6M
w
$1B additional AUM during
2007
w
Dividends from Katonah
operating income
w
Capital appreciation on
value of its 100%
ownership as assets under
management increase
A publicly traded BDC with a wholly owned asset management company
w
$33M for 100% ownership
of KDA; current value
$47M
w
$24M CDO mezzanine with
14% expected return
KCAP Invested
KCAP Receives
Kohlberg Capital
“KCAP”
w
Publicly Traded BDC
w
Middle Market Lending
and Investing
Overview – Strategy and Platform

As Katonah grows AUM, KCAP shareholders will benefit
Assets Under Management ($ in millions)
$1,200
$1,700
$2,500
$3
$6
$9
NA
$7
$10
NA
$8
$11
$33
$47
$69
$36
$51
$75
$39
$55
$81
Distributable
Cash
Theoretical
Value of
Katonah
Overview – Strategy and Platform
Growth in KDA’s AUM will result in an
increasing dividend yield and an increase in Katonah’s underlying value

Dynamic Business Model
Dayl Pearson
Chief Executive Officer

Dynamic business model generates strong asset and dividend growth while responsibly managing credit risk
Dynamic Business Model
w
Focus on middle market transaction-driven lending with large transaction volume
w
Pursue a highly selective and diversified asset accumulation strategy
w
Utilize extensive sourcing capabilities of experienced management team,
Kohlberg & Co. middle market franchise and Katonah staff
w
Employ disciplined investment process with a 20-year track record of success
w
Generate attractive near-term dividends based on existing portfolio
w
Enhance dividend over time with additional higher return assets, leverage, and lean expense structure

Agriculture
Electronics
Utilities
Real Estate
Healthcare
Aerospace / Defense
Cargo Transport
Education
Finance
Insurance
Packaging
Manufacturing
Automotive
Non-Durable Consumer
Food & Beverage
A portfolio of assets with attractive yields in a diverse group of Industries
Current Middle Market Loans and Equities and Ongoing Diversification Strategy
w
Balance at 3/31/07:≈ $218M
w
No. of Issues:64 +
w
Average Deal Size:≈ $3.8M
w
Average Interest Rate:Libor + ≈ 4.2%
A focus on growing and maintaining a highly diversified portfolio of middle market assets
Dynamic Business Model
Industries Include:

Leverage extensive proprietary relationships to source high quality assets
Kohlberg & Co.
Equity Co-Investments and
Mezzanine
Wall Street
Syndicated Middle Market
and 2nd Lien Loans
Regional Banks
(15 Relationships)
Non Sponsored Middle
Market Loans
KDA
Broadly Syndicated
Loans, 2nd Lien loans,
Bond, CDO Equity
“Club” Lenders
(7+ Relationships)
Middle Market
Sponsored Loans and
Mezzanine
Private Equity Firms
(50+ Relationships)
Middle Market
Sponsored Loans
and Mezzanine
Kohlberg Capital
Dynamic Business Model

Our middle market credit risk rating system enhances investment decisions and portfolio management process
Risk Rating System
Dynamic Business Model
w
Key tool of credit and portfolio
management
w
Based upon comparative analysis of
key factors
-
Financial strength / cash flow
generation
-
Industry assessment / economic
drivers / competitors
-
Management / Sponsor
w
Should track closely to Moody’s
and S&P
w
Approved by investment committee
w
Key monitoring metric

The existing investment portfolio originated by KDA management supports supports an attractive near-term dividend yield and future growth in dividend yield
Initial Asset Mix at IPO
Fully Ramped
Asset Mix as of 3/31/07
Unleveraged
Gross Yield
on Interest
Paying
Investments
L+465
L+400
L+525
Dynamic Business Model
w
Portfolio includes more than 64 companies across 24 different industries
w
As existing assets mature, Kohlberg will redeploy its capital into higher yielding assets

Financial Summary
Mike Wirth
Chief Financial Officer

Total Assets	$299.3
GAAP Net Income	$13.9
Unrealized Gains	$8.6
(Distributable) Income	$5.3
GAAP E.P.S. Excluding unrealized	$0.30	$0.27	$1.27	$1.45
Dividend Per Share	$0.29	$0.27	$1.26	$1.47
Implied Yield (IPO Price)	8%			10%
Book Value Per Share	$14.78
Q1 Actual
Q1
Consensus Estimates
2007
Q4 Run Rate
Financial Summary – Q1 2007

Q & A
Chris Lacovara – Chairman
Dayl Pearson – CEO
Mike Wirth – CFO